UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BATTERY FUTURE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BATTERY FUTURE ACQUISITION CORP.

8 The Green, #18195

Dover, Delaware 19901

PROXY STATEMENT SUPPLEMENT

May 14, 2024

TO THE SHAREHOLDERS OF BATTERY FUTURE ACQUISITION CORP.:

This is a supplement (this “Supplement”) to the definitive proxy statement of Battery Future Acquisition Corp. (the “Company”), dated May 6, 2024 (the “Proxy Statement”), that was sent to you in connection with the Company’s extraordinary general meeting (the “Special Meeting”) scheduled for 10:00 a.m., EDT, on May 17, 2024, virtually, at www.cleartrustonline.com/bfac.

At the Special Meeting, the Company’s shareholders will be asked to consider and vote upon, among other matters, a proposal to amend the Company’s Third Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination from June 17, 2024 to June 17, 2025 or such earlier liquidation and dissolution date as the Company’s board of directors may approve (the “Extension Amendment”).

On May 12, 2024, the Company entered into an Agreement and Plan of Merger (the “Business Combination Agreement”), by and among the Company, Class Over Inc., a Delaware corporation (“Class Over”), Classover Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Pubco”), BFAC Merger Sub 1 Corp., a Delaware corporation and wholly-owned subsidiary of Pubco, and BFAC Merger Sub 2 Corp., a Delaware corporation and wholly-owned subsidiary of Pubco.

Class Over, founded in 2020 and headquartered in New York, has rapidly emerged as a well-regarded player in the educational technology sector. Specializing in interactive online live courses for K-12 students both domestically and internationally, Class Over offers a diverse curriculum and technology solutions tailored to various learning levels and age groups. Class Over focuses on fostering essential skills such as creativity and problem-solving through its innovative courses, which range from interest-driven classes to competitive test preparation.

In connection with the proposed business combination, the Company and Class Over have agreed to prepare, and Pubco will file with the Securities and Exchange Commission, a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of the Company and a preliminary prospectus of Pubco relating to the securities of Pubco to be issued in connection with the business combination. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement relating to the proposed business combination and other relevant documents to Company shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the Securities and Exchange Commission, will contain important information about the business combination and the other matters to be voted upon at an extraordinary general meeting of the Company to be held to approve the business combination (and related matters). This Proxy Supplement is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus to be contained therein or any other document that the Company will send to Company shareholders in connection with the proposed business combination. This Proxy Supplement does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and Pubco may also file other documents with the Securities and Exchange Commission regarding the proposed business combination. Investors and security holders of the Company are advised to read, when available, the proxy statement/prospectus in connection with the Company’s solicitation of proxies for its extraordinary general meeting to be held to approve the proposed business combination (and related matters) and other documents filed in connection with the proposed business combination, as these materials will contain important information about the Company, Class Over, Pubco and the proposed business combination.

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When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to Company shareholders as of a record date to be established for voting on the proposed business combination. Company shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the Securities and Exchange Commission by the Company through the website maintained by the SEC at www.sec.gov, or by directing a request to Battery Future Acquisition Corp., 8 The Green, #18195, Dover, DE 19901, or by telephone at (929) 465-9707.

The Company’s board of directors has fixed the close of business on April 30, 2024 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. As of the record date, there are 5,170,599 Class A ordinary shares and 8,625,000 Class B ordinary shares outstanding.

All holders of the Company’s Class A ordinary shares sold in the Company’s initial public offering (“Public Shares”), regardless of whether they vote for or against the Extension Amendment or do not vote at all or are not a holder of record on the record date, may elect to redeem their public shares for a pro rata portion of the trust account if the extension is implemented.

The per share pro rata portion of the trust account on or about the record date (which is expected to be the same approximate amount two business days prior to the Special Meeting) after taking into account any taxes owed but not paid by such date was approximately $11.13. The closing price of the Company’s Class A ordinary shares on the record date was $11.12. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 more than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, spacredemptions@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment Proposal using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

If you previously tendered your shares for redemption and decide prior to the vote at the Special Meeting that you do not want to redeem your shares, you may withdraw the tender. If you delivered your shares for redemption to the Company’s transfer agent, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the address listed above.

Before you vote you should read the Proxy Statement and other documents that the Company has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about the Company and the extension and the Company’s proposed business combination with Class Over. If you have questions or if you need additional copies of this Supplement, the Proxy Statement, or the proxy card you should contact:

Battery Future Acquisition Corp.

8 The Green, #18195

Dover, Delaware 19901

Attn: Fanghan Sui

Telephone: (929) 465-9707

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Or

ClearTrust, LLC

16540 Pointe Village Dr, Ste 210

Lutz, FL 33558

Tel: (813) 235-4490

Email: inbox@cleartrusttransfer.com

You are not being asked to vote on the proposed business combination with Class Over at this time. If the extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the proposed business combination with Class Over when it is submitted to shareholders to the extent you remain a shareholder at the applicable time and you will retain the right to have your Public Shares redeemed for a pro rata portion of the trust account in the event the proposed business combination with Class Over is approved and completed or the Company has not consummated a business combination by the extended date.

Neither the Securities and Exchange Commission nor any state securities commission has determined if the Proxy Statement, as supplemented by this Supplement, is accurate or complete. Any representation to the contrary is a criminal offense.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote in person virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

This Supplement is dated May 14, 2024 and is first being mailed to shareholders of the Company on or about such date.

By Order of the Board of Directors

/s/ Fanghan Sui

Fanghan Sui
Chief Executive Officer and Director

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